Statutory Financial Information	12 Months Ended
Dec. 31, 2021
Statutory Financial Information Disclosures [Abstract]
Statutory Financial Information	STATUTORY FINANCIAL INFORMATION
Consolidated statutory surplus was $16,423.7 million and $15,194.6 million at December 31, 2021 and 2020, respectively. Statutory net income was $2,283.9 million, $4,911.4 million, and $3,489.7 million for the years ended December 31, 2021, 2020, and 2019, respectively.
At December 31, 2021, $1,314.5 million of consolidated statutory surplus represented net admitted assets of our insurance subsidiaries and affiliates that are required to meet minimum statutory surplus requirements in such entities’ states of domicile. The companies may be licensed in states other than their states of domicile, which may have higher minimum statutory surplus requirements. Generally, the net admitted assets of insurance companies that, subject to other applicable insurance laws and regulations, are available for transfer to the parent company cannot include the net admitted assets required to meet the minimum statutory surplus requirements of the states where the companies are licensed.During 2021, the insurance subsidiaries paid aggregate cash dividends of $2,857.0 million to their parent company. Based on the dividend laws currently in effect, the insurance subsidiaries could pay aggregate dividends of $2,504.3 million in 2022 without prior approval from regulatory authorities, provided the dividend payments are not made within 12 months of previous dividends paid by the applicable subsidiary.